                                                                      Exhibit 10.11

                 ASSIGNMENT OF GRAIN FEEDSTOCK AGENCY AGREEMENT

     This Assignment of Grain Feedstock Agency Agreement is made this 2nd day of
May, 2007, by and between SOUTHWEST IOWA RENEWABLE ENERGY,  LLC, an Iowa limited liability  company (the "Company") and AGSTAR FINANCIAL  SERVICES,  PCA, and its
successors and assigns, as Agent (in such capacity, the "Agent") for the benefit of the Banks (the "Banks") in connection  with that certain Credit  Agreement of even date herewith (as amended,  restated,  supplemented  or otherwise  modified from time to time, the "Credit Agreement").

     A.  Company and Banks have entered  into a Credit  Agreement,  dated May 2,
2007,  pursuant to which Banks will extend to Company various credit  facilities for the purposes of acquiring, constructing, equipping, furnishing and operating an ethanol production facility to be located in Pottawattamie County, Iowa.

     B. As a condition to extending  the various  credit  facilities to Company, the Banks have required the execution of this Assignment by Company.

Accordingly, in consideration of the foregoing, the parties agree as follows:

     1. The Company does hereby  grant,  assign,  transfer and set over unto the
Agent  all of its  right,  title  and  interest  in and to  that  certain  Grain
Feedstock  Agency  Agreement  dated  October 13, 2006 (the  "Contract"),  by and between the Company and  AGRI-Bunge,  LLC,  an Iowa  limited  liability  company
("Bunge"),  providing for the procurement of grain by Bunge for Company,  a true and correct copy of which is attached hereto as Exhibit A.

     2. The Company agrees that the Agent and the Banks do not assume any of the obligations  or duties of the  Company  under and with  respect to the  Contract unless and until the Agent shall have given written  notice to Bunge that it has affirmatively  exercised its right to perform  under the Contract  following the occurrence of an Event of Default under the Credit Agreement.  In the event that the Agent does not personally  undertake to perform under the Contract,  for the benefit of the Banks, the Agent and the Banks shall have no liability whatsoever for the  performance of any of such  obligations  or duties.  For the purpose of performing  under the Contract,  the Agent may for the benefit of the Banks,  in its absolute discretion, reassign its right, title and interest in the Contract, upon notice to Bunge but without any requirement of the Company's consent.

     3. The Company represents and warrants there have been no prior assignments of the Contract, that the Contract is a valid and enforceable agreement and that neither party is in default  thereunder and that all  covenants,  conditions and agreements have been performed as required  therein,  except those not due to be performed  until  after the date  hereof.  The  Company  agrees that no material change in the terms thereof shall be valid without the prior written approval of the  Agent,  which  approval  shall  not be  unreasonably  withheld.  Except  as otherwise  permitted  under the  Credit  Agreement,  the  Company  agrees not to assign, sell, pledge, mortgage or otherwise transfer or encumber its interest in the Contract so long as this Assignment is in effect.

     4. The Company  hereby  irrevocably  constitutes  and appoints the Agent as attorney-in-fact  to demand,  receive  and  enforce  the  Company's  rights with respect  to the  Contract,  to make  payments  under  the  Contract  and to give appropriate receipt,  releases and satisfactions for and on behalf of and in the name of the Company,  at the option of the Agent in the name of the Agent,  with the same force and effect as the  Company  could do if this  Assignment  had not been made.

     5. This  Assignment  shall  constitute  a  perfected,  absolute and present assignment  provided that the Agent shall have no right under this Assignment to enforce the  provisions  of the Contract  until an Event of Default  shall occur under the Agreement. Upon the occurrence of any such Event of Default, the Agent may,  without  affecting any of its rights or remedies against the Company under any other  instrument,  document or  agreement,  exercise  its rights under this
Assignment as the Company's attorney-in-fact in any manner permitted by law.

     6. The  Company  hereby  agrees to  indemnify  and hold Agent and the Banks harmless  from and  against any and all claims,  demands,  liabilities,  losses, lawsuits,  judgment,  and  costs  and  expenses,  including  without  limitation reasonable  attorneys' fees, to which Agent and the Banks may become exposed, or which  Agent and Banks may incur,  in  exercising  any of its rights  under this
Assignment.

     7.  Subject  to the  aforesaid  limitation  of  further  assignment  by the
Company,  this Assignment shall be binding upon the Company,  its successors and assigns,  and shall  inure to the  benefit  of the Agent  and the  Banks,  their successors and assigns.

     8.  This  Assignment  can  be  waived,  modified,  amended,  terminated  or discharged  only  explicitly in writing  signed by the Agent. A waiver signed by the Agent shall be  effective  only in a specific  instance and for the specific purpose  given.  Mere delay or failure to act shall not preclude the exercise or enforcement  of any of the Agent's or the Bank's  rights or remedies  hereunder.
All rights and remedies of the Agent and the Banks shall be cumulative and shall be exercised singularly or concurrently, at the Agent's option, and the exercise or  enforcement  of any one such right or remedy shall neither be a condition to nor bar the exercise of enforcement of any other.

     9. Company  agrees that it shall not agree to  termination  of the Contract without first having entered into an agreement with a substitute  grain procurer acceptable to the Agent.  Company agrees that it shall promptly provide to Agent a copy of any  notice  of  breach  of the  Contract  that it  sends  to Bunge or receives  from Bunge.  In addition to the  foregoing,  in the event that Company decides to terminate the Contract, Company agrees that it shall provide Agent at least 60 days prior written notice of its intent to terminate the Contract.

     10.  All  capitalized  terms  used in this  Assignment,  but not  otherwise defined herein, shall have the meanings as set forth in the Credit Agreement.

     11. Upon the repayment in full of all  obligations due the Banks by Company and there being no  continuing  obligation to extend credit to Company under the
Credit Agreement,  the assignment granted herein shall terminate and all rights, title and interest in and to the Contract shall revert back to Company. Upon any such termination,  Agent will, at the expense

of Company,  execute  and deliver to Company  such  documents  as Company  shall reasonably request to evidence the termination of the assignment.

     12. This  Assignment and  Acknowledgement  and Consent to Assignment may be
executed in two or more counterparts,  each of which counterpart shall be deemed to be an original but all of which  together  shall  constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company executed this Assignment of Grain Feedstock
Agency Agreement this 2nd day of May, 2007.

                                       SOUTHWEST IOWA RENEWABLE
                                       ENERGY, LLC, an Iowa
                                       limited liability company

                                       /s/ Mark Drake
                                       By: Mark Drake
                                       Its: General Manager

                                       /s/ Karol King
                                       By:  Karol King
                                       Its:   Board Chairman

                    ACKNOWLEDGMENT AND CONSENT TO ASSIGNMENT

     In consideration  of the Banks making the loan to the Company  described in the foregoing  Assignment,  the  undersigned,  AGRI-Bunge,  LLC, an Iowa limited liability  company  ("Bunge")  hereby  consents to the above  Assignment  on the
following   terms  and   conditions  and  agrees  with  the  Agent  as  follows,
notwithstanding  that the  Contract  prohibits  the Company from  assigning  its rights, interests or obligations thereunder:

     1. Bunge has read the  Assignment and this  Acknowledgement  and Consent to
Assignment and understands all of the provisions therein and herein.

     2. Bunge has entered into a contract  with the Company,  a true and correct copy of which is attached as Exhibit A (the "Contract"), pursuant to which Bunge has agreed to purchase grain for the Company.

     3. The  Contract  is in full force and  effect and has not been  amended or assigned  and no event has  occurred  or  failed to occur as of the date  hereof which,  but for the passage of time or the giving of notice or both,  would be a default thereunder.

     4. The Assignment is a perfected, absolute and present assignment, provided that Agent has no right under the Assignment to take any actions under Paragraph
4 of the  Assignment or enforce the provisions of the Contract until an Event of
Default occurs under the Credit Agreement.

     5. Upon the  occurrence of an Event of Default under the Credit  Agreement,
Bunge shall, at the Agent's request, continue performance under the Contract for the benefit of the Agent and the Banks or the Agent's  assignee  for a period of six months  following  its receipt of notice from Agent that Agent is exercising its rights  under  Paragraph  4 of the  Assignment  (the  "Assignment  Period"),
provided  that (i) the Contract has not been earlier  terminated  in  accordance with its terms and (ii) during the Assignment Period,  Agent or Agent's assignee fully and faithfully  perform the  obligations of Company under the terms of the
Contract.  Upon the expiration of the Assignment Period,  unless Bunge otherwise notifies the Agent or the Agent's  assignee (as  applicable)  in writing,  Bunge shall have no further  obligation or liability  under the terms of the Contract.
Agent shall give Bunge prompt  written  notice of the  occurrence of an Event of
Default under the Credit Agreement.  Nothing contained herein shall be deemed in any way to limit or relieve  the  Company of any  liability  to Bunge  under the terms of the Contract.

     6. During the Assignment  Period,  the Agent may enforce the obligations of the  Contract  with the same force and effect as if  enforced by the Company and may perform the obligations of the Company.  Bunge will accept such  performance in lieu of performance by the Company and in full  satisfaction of the Company's obligations thereunder for which performance is made.

     7. Bunge will give the Agent  prompt  written  notice of any default by the
Company under the Contract.  Bunge will not terminate the Contract on account of any default of the Company  thereunder without written notice of such default to the Agent and  providing  the Agent thirty (30) days notice to cure the default.
However,  nothing  herein  shall  require  the Agent to cure any  default of the
Company under the Contract.

     8. Except as expressly provided in this Acknowledgment and Consent, nothing contained  in the  Assignment  or in this  Acknowledgment  and Consent  shall be deemed  to  modify  the  terms of the  Contract  or the  rights  of the  parties thereunder.

     9. All capitalized terms used in this  Acknowledgment and Consent,  but not otherwise  defined  herein,  shall have the  meanings as set forth in the Credit
Agreement.

     Dated: April 25, 2007

                                       AGRI-BUNGE, LLC, an Iowa limited
                                       liability company

                                       By /s/ Bailey Ragan
                                             Its Manager

                                    EXHIBIT A

                        Grain Feedstock Agency Agreement
                   By and Between Company and AGRI-Bunge, LLC